     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 12, 1998
                                               REGISTRATION NO. 333-
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                    FORM S-1
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                            ------------------------

                             COWLITZ BANCORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

            WASHINGTON                            6712                            91-1529841
 (STATE OR OTHER JURISDICTION OF      (PRIMARY STANDARD INDUSTRIAL             (I.R.S. EMPLOYER
  INCORPORATION OR ORGANIZATION)      CLASSIFICATION CODE NUMBER)           IDENTIFICATION NUMBER)

         927 COMMERCE AVENUE, LONGVIEW, WASHINGTON 98632 (360) 423-9800 (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

           CHARLES W. JARRETT, PRESIDENT AND CHIEF OPERATING OFFICER
                             COWLITZ BANCORPORATION
         927 COMMERCE AVENUE, LONGVIEW, WASHINGTON 98632 (360) 423-9800
 (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                             OF AGENT FOR SERVICE)

                                   COPIES TO:

                  DAVID R. WILSON                                    STEPHEN M. KLEIN
                BERNARD L. RUSSELL                                   MARK C. LEWINGTON
          FOSTER PEPPER & SHEFELMAN PLLC                             GRAHAM & DUNN PC
           1111 THIRD AVENUE, SUITE 3400                       1420 FIFTH AVENUE, SUITE 3300
             SEATTLE, WASHINGTON 98101                           SEATTLE, WASHINGTON 98101
                  (206) 447-4400                                      (206) 624-8300

        APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC:
  AS SOON AS PRACTICABLE AFTER THIS REGISTRATION STATEMENT BECOMES EFFECTIVE.

     If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [ ]

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] 333-44355

     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

                        CALCULATION OF REGISTRATION FEE

=============================================================================================================================
                                                               PROPOSED MAXIMUM       PROPOSED MAXIMUM
        TITLE OF EACH CLASS OF             AMOUNT TO BE         OFFERING PRICE       AGGREGATE OFFERING        AMOUNT OF
      SECURITIES TO BE REGISTERED           REGISTERED            PER SHARE               PRICE(1)        REGISTRATION FEE(3)
-----------------------------------------------------------------------------------------------------------------------------
Common Stock, no par value.............   230,000 shares            $12.00               $2,760,000              $952
=============================================================================================================================

(1) Calculated pursuant to Rule 457(a).

(2) Pursuant to Rule 429(b), the registrant registered 1,150,000 shares of common stock on Registration Statement on Form S-1 (333-44355) at a proposed maximum aggregate offering price of $14,950,000.
================================================================================

                INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

        This registration statement is filed with the Securities and Exchange Commission (the "Commission") pursuant to Rule 462(b) under the Securities
Act of 1933, as amended (the "Securities Act") by Cowlitz Bancorporation (the "Company"). In accordance with Rule 429 under the Securities Act, this Registration Statement incorporates by reference the contents of the Registration Statement on Form S-1 (Registration No. 333-44355) which was declared effective by the Commission on March 11, 1998 relating to the offering of 1,000,000 shares of Common Stock.

                                 CERTIFICATION

        The Company hereby certifies to the Commission that (i) it has instructed its bank to pay the Commission the filing fee set forth on the cover page of this Registration Statement by a wire transfer of such amount to the Commission's account at Mellon Bank as soon as practicable (but no later than the close of business on March 12, 1998), (ii) it will not revoke such instructions, (iii) it has sufficient funds in the relevant account to cover the amount of such filing fee, and (iv) it will confirm receipt of such instructions by its bank during the bank's regular business hours no later than March 12, 1998.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Longview, State of Washington, on March 11, 1998.

                                          COWLITZ BANCORPORATION

                                          By     /s/ CHARLES W. JARRETT
                                            ------------------------------------
                                               Charles W. Jarrett, President

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated below.

                      SIGNATURE                                     TITLE                    DATE
                      ---------                                     -----                    ----

/s/ BENJAMIN NAMATINIA                                 Chairman, Chief Executive        March 11, 1998
-----------------------------------------------------  Officer and Director
Benjamin Namatinia

/s/ CHARLES W. JARRETT                                 President, Chief Operating       March 11, 1998
-----------------------------------------------------  Officer and Director
Charles W. Jarrett

/s/ DONNA P. GARDNER                                   Vice President --                March 11, 1998
-----------------------------------------------------  Secretary/Treasurer (Chief
Donna P. Gardner                                       Financial Officer and Principal
                                                       Accounting Officer,

/s/ MARK F. ANDREWS, JR.                               Director                         March 11, 1998
-----------------------------------------------------
Mark F. Andrews, Jr.

/s/ LARRY M. LARSON                                    Director                         March 11, 1998
-----------------------------------------------------
Larry M. Larson

                                                       Director                         March   , 1998
-----------------------------------------------------
E. Chris Searing

                                 EXHIBIT INDEX

                                                                                     SEQUENTIALLY
EXHIBIT                                                                                NUMBERED
NUMBER                                  DESCRIPTION                                      PAGE
------   --------------------------------------------------------------------------  ------------
 5.1     Opinion of Foster Pepper & Shefelman PLLC.
23.1     Consent of Foster Pepper & Shefelman PLLC (contained in Exhibit 5.1).
23.2     Consent of Arthur Andersen LLP.

---------------